UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:


Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

Onto Innovation Inc.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMM MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.investorvote.com/ONTO or scan the ADD 2 QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Votes submitted electronically must be received by 11:59 PM, (EDT), on May 9, 2022. Stockholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Onto Innovation Inc. Stockholder Meeting to be Held on May 10, 2022. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 proxy statement and 2021 annual report is available to stockholders at: www.investorvote.com/ONTO Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/ONTO. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 29, 2022 to facilitate timely delivery. 2NOT COY + 03L49C Stockholder Meeting Notice Onto Innovation Inc.'s Annual Meeting of Stockholders will be held on May 10, 2022, at 1550 Buckeye Drive, Milpitas, CA 95035 at 10:00 a.m. PT. Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2-3: 1. Election of Directors: 01 - Christopher A. Seams 02 - Leo Berlinghieri 03 - David B. Miller 04 - Michael P. Plisinski 05 - Karen M. Rogge 06 - May Su 07 - Christine A. Tsingos 2. To approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in the proxy statement. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/ONTO. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Onto Innovation Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 29, 2022.